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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------

                                 HARVARDNET INC.
             (Exact Name of Registrant as Specified in Its Charter)


         DELAWARE                                         04-3194739
(State or Other Jurisdiction                   (I.R.S. Employer Identification
of Incorporation or Organization)                          Number)

                              500 RUTHERFORD AVENUE
                           BOSTON, MASSACHUSETTS 02129
                                 (617) 242-1700
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)


If this form relates to the                  If this form relates to the
registration of a class of                   registration of a class of
securities pursuant to Section               securities pursuant to Section
12(b) of the Exchange Act and is             12(g) of the Exchange Act and is
effective pursuant to General                effective pursuant to General
Instruction A.(c), please check the          Instruction A.(d), please check the
following box. / /                           following box. /X/


Securities Act registration statement file number to which this form relates:
333-80529


Securities to be registered pursuant to Section 12(b) of the Act:


                                                  Name of each Exchange on Which
Title of Each Class to be So Registered           Each Class is to be Registered
---------------------------------------           ------------------------------
None.



Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value
                          ----------------------------
                                (Title of Class)




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ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description under the heading "Description of Capital Stock" relating to the Registrant's Common Stock, $.01 par value per share, in the Prospectus included in the Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "Registration Statement on Form S-1") (File No. 333-80529) is incorporated herein by reference.

ITEM 2.           EXHIBITS.

         The following exhibits are filed herewith (or incorporated herein by reference as indicated below):


EXHIBIT
NUMBER                            DESCRIPTION OF DOCUMENT
--------       -----------------------------------------------------------------

3.1(1) Restated and Amended Certificate of Incorporation of the Registrant dated May 28, 1999

3.2(1) Form of Amended and Restated Certificate of Incorporation of the Registrant to be filed upon the closing of the Registrant's initial public offering

3.3(1)         Second Amended and Restated By-Laws of the Registrant

3.4(1)         Form of Amended and Restated By-Laws of the Registrant

4.1(1) Specimen Certificate for shares of Common Stock, $.01 par value, of the Registrant

---------------------

 (1) Incorporated herein by reference to Exhibits to the Registrant's Registration Statement on Form S-1 (File No. 333-80529).



                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     HARVARDNET INC.

Date:  July 27, 1999                 By:/S/MARK M. WASHBURN
                                        ----------------------------------------
                                         Mark M. Washburn
                                          President and Chief Executive Officer